                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):   SEPTEMBER 30, 2001
                                                    -------------------



                           DVI RECEIVABLES CORP. VIII
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                     333-74901              25-1824148
---------------------------     ----------------------   -------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                           Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                            18929
--------------------------------------                          ----------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000




--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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




Item 7.  Financial Statements and Exhibits

Exhibit 99.1    DVI Receivables VIII 1999-1 Servicer Report for month ending
                September 30, 2001, payment date October 15, 2001

Exhibit 99.2    DVI Receivables X 1999-2 Servicer Report for month ending
                September 30, 2001, payment date October 15, 2001

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending September 30, 2001, payment date October 15, 2001

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending September 30, 2001, payment date October 12, 2001

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending September 30, 2001, payment date October 11, 2001


                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   DVI Receivables Corp. VIII
                                                   ---------------------------
                                                         (Registrant)



Dated:  October 31, 2001                       By: /s/ Steven R. Garfinkel
                                                   ---------------------------
                                                   Steven R. Garfinkel
                                                   Executive Vice President and
                                                   Chief Financial Officer








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